                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of SUPERVALU INC. on Form S-3 of our reports dated April 7, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 26, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



                                                         DELOITTE & TOUCHE LLP


Minneapolis, Minnesota
November 7, 1994